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Exhibit 32 to form 10-K for the fiscal year ended December 31, 2003

                Certification Pursuant to 18 U.S.C. Section 1350

      The undersigned, Ralph E. Bailey and Vincent J. Arnone, do each hereby certify with respect to the Amendment on Form 10-K/A-1 to the Annual Report on Form 10-K of Fuel-Tech N.V. (the "Registrant") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report'), that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Date: as of March 15, 2004   By: /s/ Ralph E. Bailey
                                --------------------
                        Ralph E. Bailey
                        Chairman and Chief Executive Officer

Date: as of March 15, 2004   By: /s/ Vincent J. Arnone
                                ----------------------
                        Vincent J. Arnone
                        Vice President, Treasurer and
                        Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act") this certification accompanies the Report and shall not, except to the extent required by the Act, be deemed filed by Registrant for purposes of Section 18 of the Exchange Act.